J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware High Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 1, 2018

to the Summary Prospectus and Prospectus dated July 1, 2017, as supplemented

Effective immediately, the portfolio manager information for JPMorgan Tax Aware High Income Fund (the “Fund”) in the “Risk/Return Summary — Management” section of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jennifer Tabak	2007	Managing Director
Wayne Godlin	2018	Managing Director
Richard Taormina	2007	Managing Director
Chad A. Engelbert	2013	Executive Director
William J. Morgan	2007	Managing Director

In addition, the first and second paragraphs in the “The Funds’ Management and Administration — The Portfolio Managers — Tax Aware High Income Fund” section of the Prospectus is hereby deleted in its entirety and replaced by the following:

The portfolio management team for the Fund consists of Jennifer Tabak, Wayne Godlin, Richard Taormina, Chad Engelbert and William J. Morgan who are responsible for the day-to-day management of the Fund.

Ms. Tabak, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Fund’s investments in tax-exempt securities. Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax exempt market. An employee of JPMIM or a predecessor firm since 1991, Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. An employee since 2018, Mr. Godlin, Managing Director, is a senior portfolio manager for the Tax Aware Strategies team and focuses on high yield municipal bonds. Mr. Godlin has over thirty years of municipal bond market experience in both credit analysis and portfolio management, with a focus on analyzing and managing high yield municipal bond portfolios. Previously, Mr. Godlin was a Consultant, evaluating client municipal bond portfolios, at Herbert J. Sims & Co. from 2017 to 2018 and a Senior Portfolio Manager and a member of the Investment Policy Committee at AllianceBernstein Asset Management from 2009 to 2016. Mr. Taormina, Managing Director, is a portfolio manager in the Tax Aware Fixed Income Group and is responsible for overseeing the Fund’s investments in taxable and tax-exempt securities. An employee since 1997, Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis. Mr. Engelbert is responsible for the day-to-day management of the Fund’s investments in taxable securities. An employee of JPMIM or predecessor firms since 2000, Mr. Engelbert has 17 years of investment experience. He is a high yield credit analyst currently covering the utility, textiles, pipelines, distributors and retail industries. Mr. Morgan, Managing Director, is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been an employee of JPMIM and/or affiliated firms since 1998.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND

PROSPECTUS FOR FUTURE REFERENCE

SUP-TAHI-318